                                  EXHIBIT 10.20

               FIRST AMENDMENT TO THE H-R WINDOWS LEASE AGREEMENT



                       FIRST AMENDMENT TO LEASE AGREEMENT                    H-R
                                     BETWEEN

               FOJTASEK INDUSTRIAL PROPERTIES, LTD., AS LANDLORD,
                                       and
                             ATRIUM COMPANIES, INC.,
                                    AS TENANT



        WHEREAS, on or about July 3, 1995, FOJTASEK INDUSTRIAL PROPERTIES, LTD., A TEXAS LIMITED PARTNERSHIP, as Landlord ("Landlord"), and FOJTASEK COMPANIES, INC., A TEXAS CORPORATION ("Fojtasek"), entered into that certain Lease Agreement ("Lease") regarding the Leased Premises described in the Lease and being located at 959 Profit Drive, Dallas, Texas ("Leased Premises");

        WHEREAS, subsequent to the execution and delivery of the Lease, Fojtasek was merged into ATRIUM COMPANIES, INC., A DELAWARE CORPORATION ("Tenant");

        WHEREAS, Landlord and Tenant have discussed certain provisions contained in the Lease which should be revised to reflect the current agreement of the parties; and

        WHEREAS, Landlord and Tenant hereby enter into this First Amendment to Lease ("First Amendment") as written evidence of their agreement.

        NOW, THEREFORE, in consideration of the foregoing, and the mutual obligations contained herein, Landlord and Tenant agree as follows:

        1. Term. The definition of "Term", as set forth in Exhibit C-1, Paragraph B, of the Lease, shall be deleted in its entirety and the following substituted in its place:

        "The term of this Lease begins on the Commencement Date and continues until July 3, 2008, unless terminated prior to such date pursuant to the terms, covenants, and conditions of this Lease."


FIRST AMENDMENT TO LEASE AGREEMENT                                        PAGE 1

        2. Rent. The itemization of "Rent", as set forth in the chart contained in Exhibit C-2 of the Lease, shall be deleted in its entirety and the following substituted in its place:

        "Year                 Monthly Rent           Rate p.s.f.
        -----                 ------------           -----------
         1-3                   $31,090.00               $2.00
         4-6                   $34,976.25               $2.25
         7-10                  $38,862.50               $2.50
        11-13                  $42,748.75               $2.75

        3. Effective Date. For purposes of this First Amendment, the terms hereof shall be effective on, and as of, October 1, 1997.

        4. IN THE EVENT A CONFLICT ARISES BETWEEN THE PROVISIONS OF THIS FIRST AMENDMENT AND ANY OTHER PART OF THE LEASE, THIS FIRST AMENDMENT SHALL MODIFY AND SUPERSEDE SUCH OTHER PART OF THE LEASE TO THE EXTENT NECESSARY TO ELIMINATE ANY SUCH CONFLICT BUT NO FURTHER. ALL TERMS WHICH ARE DEFINED IN THE LEASE SHALL HAVE THE SAME MEANING WHEN USED HEREIN.

        5. Except as hereby amended or supplemented, all other provisions of the Lease are hereby confirmed and ratified.

LANDLORD

Fojtasek Industrial Properties,
Ltd., a Texas limited
partnership

By:  Fojtasek Industrial Properties
Management, Inc., a Texas
corporation, general partner

By: /s/ JOE FOJTASEK
Printed Name: Joe Fojtasek
Title: President

TENANT

Atrium Companies, Inc. a Delaware Corporation
By: /s/ LOU SIMI
Printed Name: Lou Simi
Title: Executive Vice President



FIRST AMENDMENT TO LEASE AGREEMENT                                        PAGE 2